Exhibit 99.1

2013 Annual Meeting

CALL TO ORDER

William Skoglund Chairman President & CEO, OSBC James Eccher Chief Operating Officer, OSBC President & CEO, OSNB Doug Cheatham Executive VP & Chief Financial Officer Presenters

Board of Directors William Skoglund Doug Cheatham James Eccher Edward Bonifas Barry Finn William Kane John Ladowicz William Meyer Gerald Palmer James Schmitz Duane Suits

Appointed Proxies for Management William Meyer James Schmitz Gerald Palmer

Quorum Represented/ Notice of Meeting Inspectors of Election Paul Mosquera Edward Bonifas

Minutes: 2012 Annual Meeting

Election of Directors Edward Bonifas William Meyer William Skoglund

Non-Binding Advisory Proposal on Old Second’s Executive Compensation

Non-Binding Advisory frequency with which stockholders will vote on future say-on-pay proposals

Approval and ratification of the amended and restated rights agreement and tax benefits preservation plan

Ratification/Approval of Plante & Moran, PLLC

Forward-looking statements In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of Old Second’s operations. Forward-looking statements generally include words such as believes, expects, anticipates and other similar expressions. Stockholders should note that many factors could affect the future financial results of Old Second, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; volatility in interest rates; and other risks and uncertainties which are summarized in our SEC filings. Old Second undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation.

How did we perform? 2012 Goals

Reduce Classified Loans and Assets Goal #1

Result Classified Asset Ratio

Achieve Consistent Profitability at Bank and Bancorp Goal #2

Result 1) Bank earned $6.5 million in 2012 2) Bancorp profitable 4 consecutive quarters

Maintain and Grow Capital Goal #3

Result Tier 1 Leverage 9.67% (minimum 8.75%) Total Capital 14.86% (minimum 11.25%) (Bank Ratios)

Begin Growing Loans and Deposits Goal #4

Result Loans declined 16% Deposits declined 1.3%

Balance Sheet Trends

Performance Summary (Dollars in Thousands, Except Per Share Data) 3/31/13 12/31/12 12/31/11 12/31/10 Assets $1,954,044 $2,045,799 $1,941,418 $2,123,921 Loans $1,113,302 $1,150,050 $1,368,985 $1,690,129 Deposits $1,718,256 $1,717,219 $1,740,781 $1,908,528 Provision for loan losses ($2,500) $6,284 $8,887 $89,668 Net interest margin 3.18% 3.43% 3.54% 3.64% Net income (loss) $5,471 ($72) ($6,498) ($108,649) Net income (loss) available to CS $4,182 ($5,059) ($11,228) ($113,187) Deferred tax asset valuation adj. - - - ($69,837) Bank net income (loss) $6,491 $6,553 $398 ($95,185)

Net Interest Margin 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Net Interest Margin Yield on Assets Cost of Funds/AEA

Noninterest Expenses * 2009 also excludes write-off of goodwill. $0 $20 $40 $60 $80 $100 $120 2008 2009* 2010 2011 2012 Millions Noninterest Expense OREO Expense Total Ex. Other Real Estate

Number of Employees (Full-time Equivalent) 0 100 200 300 400 500 600 700 2008 2009 2010 2011 2012

Core Earnings Other expenses that were elevated during the credit cycle: Legal expenses FDIC insurance General insurance Collection expenses Income Statement Data 2011 2012 Change Net interest income 63,950 $ 59,346 $ (4,604) $ Provision for loan losses 8,887 6,284 (2,603) Noninterest income 36,008 42,914 6,906 Noninterest expense 97,569 96,048 (1,521) Net income (6,498) $ (72) $ 6,426 $ Pre-provision net revenue 2,389 $ 6,212 $ 3,823 $ Pre-provision and Pre-OREO net revenue 21,799 $ 24,875 $ 3,076 $

Corporate Capital Ratios

Bank Capital Ratios

Classified and Nonperforming Asset Trends

Loan Portfolio Mix Commercial 7% RE Commercial 52% RE Construction 5% RE Residential 35% Other 1% 2011 Commercial 8% RE Commercial 50% RE Construction 4% RE Residential 36% Other 2% 2012 2011 2012 Commercial $ 100 $ 93 Real Estate - Commercial 705 580 Real Estate - Construction 71 42 Real Estate - Residential 477 414 Other 16 21 $ 1,369 $ 1,150 (in millions)

2010 $1,908,528 Deposits 2012 $1,717,219 Difference: 2010 to 2012 (in millions) % Change Noninterest Bearing 48.6 14.7% Savings/NOW/MMA 44.9 5.7% CDs (284.8) (35.8%) Net (191.3) (10.0%) 42% 17% 41% 30% 22% 48% * As of 12/31/2012 the Bank has no brokered CDs Non Interest Bearing Savings/NOW/MMA CDs

All Households Length of Relationship 53% 19% 15% 8% 5% 2012 All Households Less than 1 yr 1-2 yrs 3-5 yrs 6-9 yrs 10+ yrs

Deposit Market Share KANE COUNTY Institution 2012 Total Deposits in Markets ($000) 2012 Total Market Share (%) Old Second 1,260,438 14.64 JP Morgan Chase 1,165,534 13.54 Harris (BMO Financial) 909,325 10.56 Fifth Third 646,014 7.50 Wintrust Financial Corp. 542,731 6.30 PNC 491,379 5.71 KENDALL COUNTY Institution 2012 Total Deposits in Markets ($000) 2012 Total Market Share (%) Old Second 227,892 16.93 Oswego Community (Metropolitan Bancorp) 184,347 13.69 JP Morgan Chase 136,026 10.10 Allied First Banks 115,793 8.60 Harris Bank 115,505 8.58 Castle (1st Nat’l of Omaha) 105,068 7.80

Fee-Based Revenues $34MM $29MM $35MM

Wealth Management Highlights 2012 Over $1 Billion under management Pre-Tax gross profit margin remains high at 44% LPL Pre-Tax income up 21% over last year One of the largest Wealth Management groups in Western Suburbs of Chicago

Residential Banking Highlights 2012 Mortgage Banking Income $11.7 million, 85% increase over prior year Closed $304 million in first mortgages, 30% increase over prior year Market Share Kendall County increase from 3.4% to 4.4% ranked #3 Market Share Kane County 3.7% ranked #4 Grew Servicing Portfolio from $458 million to $552 million servicing 3,466 customers

2013 Goals Continue to reduce problem loan & assets Achieve consistent profitability at both Bank & Bancorp Maintain & grow capital Start growing loans & deposits

Capital Strategies Continue positive trends Remove consent order DTA recovery TARP auction Right size capital/strategic options

Thank you for your attendance